Filed Pursuant to Rule 497(a)

File No. 333-223924

Rule 482 AD

TriplePoint Venture Growth BDC Corp. Prices Public Offering and Concurrent Private Placement of Common Stock

MENLO PARK, Calif., August 7, 2018 – TriplePoint Venture Growth BDC Corp. (NYSE: TPVG) (the “Company”) today announced that it has priced an underwritten offering of 6,000,000 shares of its common stock (the “Public Offering”) resulting in net proceeds exclusive of offering expenses to the Company of approximately $82.2 million, or $13.70 per share. The Company’s investment adviser has agreed to bear all of the sales load and to pay to the underwriters an additional supplemental payment of approximately $0.04 per share (the “Supplemental Payment”), which reflects the difference between the public offering price of $13.66 per share (the “Public Offering Price”) and the proceeds per share received by the Company in this offering. In connection with the Public Offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 900,000 shares of the Company’s common stock.

Concurrently with the Public Offering, the Company has agreed to sell 200,000 shares of common stock at the Public Offering Price through a private placement to certain managed investment vehicles of Colony Capital, Inc. (the “Colony Private Placement”). Additionally, certain accounts managed by Goldman Sachs Asset Management, L.P. are required to purchase 200,000 shares of common stock at the Public Offering Price pursuant to a prior agreement with the Company (such purchase, together with the Colony Private Placement, the “Private Placements”). The Company’s investment adviser has agreed to pay to the Company the per share Supplemental Payment in connection with the Private Placements. The issuance of shares in the Private Placements is subject to, and contingent upon, the issuance of shares in the Public Offering. The Private Placements will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

The Company expects to use the net proceeds from the Public Offering and Private Placements to make new investments in accordance with its investment objective and strategies and for general working capital purposes.

Morgan Stanley, Wells Fargo Securities, Goldman Sachs & Co. LLC, J.P. Morgan and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint book-running managers for the Public Offering. Deutsche Bank Securities and Compass Point are acting as lead managers for the Public Offering. Janney Montgomery Scott LLC and Ladenburg Thalmann are acting as co-managers for the Public Offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to the securities to be issued in the Public Offering is on file with and has been declared effective by the Securities and Exchange Commission (the “SEC”). The Public Offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Morgan Stanley & Co. LLC—Attn: Prospectus Department—180 Varick Street, 2nd Floor—New York, NY 10014; Wells Fargo Securities, LLC, Attention: Equity Syndicate at 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com.; J.P. Morgan, Attention: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by calling toll-free at (866) 803-9204; or Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: 1-800-966-1559.

The preliminary prospectus supplement, dated August 6, 2018, and accompanying prospectus, dated May 14, 2018, each of which has been filed with the SEC, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

The securities to be sold in the Private Placements have not been registered under the Securities Act, or any applicable state securities laws. The securities to be issued in the Private Placements may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

About TriplePoint Venture Growth BDC Corp.

The Company serves as the primary financing source for the venture growth stage business segment of TriplePoint Capital LLC, the leading global provider of financing across all stages of development to technology, life sciences and other high growth companies backed by a select group of venture capital firms. The Company’s investment objective is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies. The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward Looking Statements

Certain statements contained in this press release constitute forward-looking statements, including statements with regard to the Company’s securities offering and the anticipated use of net proceeds of the offering. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the SEC, including the final prospectus supplement that will be filed with the SEC in connection with the Public Offering. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contact:

Alan Oshiki or Shelia Ennis

Abernathy MacGregor

212-371-5999 / 415-745-3294-

aho@abmac.com / sbe@abmac.com

3